Exhibit 10.ii.y

FRUIT PURCHASE CONTRACT

Oranges

Seller:	South Fort Meade Land Mgt.	Contract No: 22059
Address:	3989 S. Dixianna Dr.	Date of Contract: Dec 12, 2005
	Bowling Green, FL 33834	Mutual Member: Yes
Citrus Tariff Fund: Yes

1. This Contract is by and between CARGILL JUICE NORTH AMERICA, INC. of Frostproof, Florida, a Delaware Corporation, hereinafter referred to as “Buyer” and South Fort Meade Land Mgt. hereinafter referred to as “Seller.” Seller agrees to sell and Buyer agrees to buy the following described fruit covering the 2005-2006 crop year(s).

Variety	Contracted Boxes	Price	Unit	Grove Location
Early and Middle (E/M) Oranges	330,000	$1.30 Floor	Pounds Solids (P.S.)	Various
Valencia Oranges	75,000	$1.50 Floor	Pounds Solids (P.S.)	Various

2. UTILIZATION: Delivery of this fruit shall be scheduled during the 2005/2006 crop year but solely at the discretion of the Buyer. If Seller has more than one fruit purchase contract with Buyer, the delivery of fruit against each contract shall be at Buyer’s sole discretion. Buyer shall direct the delivery of the above fruit to meet the processing schedule of Buyer’s facility at Avon Park and/or Frostproof. If Buyer directs the delivery of the above fruit to any other processing facility, any fruit freight penalty shall be paid or fruit freight premium shall be collected by Buyer based on a mutually agreeable commercial third party transportation company freight rate differential from the grove location to the other processing facility location versus central Florida. The title to all fruit delivered under the terms of this Contract shall pass to Buyer at time of acceptance by the Florida Department of Agriculture Inspection Service. The quantity of fruit to be delivered by Seller shall be governed by one of the following options: (Mark the applicable box below.)

☒	“Production Contract”. The entire crop of fruit from the above mentioned grove(s) must be delivered in its entirety. Buyer has the right to reject or accept any fruit not in compliance with the specifications or requirements of this Contract. If fruit is accepted that is not in compliance with the specifications or requirements of this Contract, Buyer may, at its sole discretion make allowances from the Contract price. Notwithstanding anything to the contrary in this Contract, Buyer and Seller shall mutually agree upon the fruit delivery schedule during the final 30 Days of the delivery period hereunder for each variety contracted (the “Final 30 Day Volume”), and Buyer shall not be obligated to purchase hereunder or accept and/or price fruit production exceeding one hundred five percent (105%) of the Final 30 Day Volume for each variety contracted.

OR, ALTERNATIVELY

☐	“Box Contract”. Contracted boxes (weight boxes) of fruit meeting the specifications and requirements of this Contract must be delivered in its entirety.

OR, ALTERNATIVELY

☐	“Pound Solids Contract”. Contracted pound solids of fruit meeting the specifications and requirements of this Contract must be delivered in its entirety. In the event Seller is unable to complete the delivery of the agreed upon pound solids in the specified crop year, for whatever reason, Buyer will advise Seller of the dollar buyout value of the undelivered pound solids and Seller shall remit to Buyer sufficient funds within five (5) business days. Under a Pound Solids Contract in no event shall Seller be excused from performance of its obligations hereunder on account of any act of God or force majeure cause such as those referenced with regard to Seller’s performance in Clause 8 of this Contract.

3. DESCRIPTION AND PRICE: The unit shall be the standard box, or pound solids, as indicated. Unless otherwise specified, the term “box” shall mean standard weight box of 90 pounds for Early/mid and Valencia. All fruit delivered hereunder shall be of Florida origin, be of sound and merchantable quality, meet all applicable State and Federal laws and regulations and Buyer’s individual plant requirements specified below. Late bloom fruit is excluded from this Contract unless Buyer specifically authorizes delivery of such fruit. Prior to acceptance by the Florida Department of Agriculture Inspection Service, Seller assumes all risks of loss including without limitation, losses due to freeze, cold, hail, fire, hurricane, tornado, windstorm, theft, or other hazard or calamity beyond the control of Buyer.

In the event fruit does not meet the specifications in Paragraphs 3 and/or 4, Buyer may elect but is not obligated to accept fruit not meeting such specifications.

4. SPECIFICATIONS: For the purpose of this Contract, the term “Oranges” shall mean only “Round Oranges” and shall not include Navels, Parson Browns, Ambersweets, Satsumas, Temples, Tangerines and/or Tangelos. Each load of fruit must be fully merchantable at time of delivery and must conform to all applicable laws and regulations, including those dealing with spray and residual tolerances. In addition, Buyer may reject any loads containing unwholesome fruit (such as decay, mold, splits, weather damage, plugged, mixed loads (mixing of Early/mid and Valencia varieties) and/or abnormal fruit size (under 1 1/2 inches and over 3 7/8 inches in diameter)), which Buyer in its sole discretion deems excessive. Buyer may also reject any loads containing “artificial trash” (including but not limited to: bottles, beverage cans, trash bags, chemical containers, coolers, hydraulic fluid, etc.). In the event Buyer finds any such artificial trash during unloading, Buyer may at its discretion either charge additional culls for cleaning out the artificial trash or reject the load. Each load of oranges delivered under this Contract will have a minimum solids content of 9.5 degrees Brix for Early/mid-season fruit and 10.5 degrees Brix for Valencia fruit. Each load of oranges for all varieties will have a minimum ratio of 12.0:1 and a maximum ratio as defined below by the applicable marked box. Oranges that do not comply with the ratio specifications will be governed by one of the following options: (Mark the applicable box below.)

No ratio discount will apply. For purposes of measuring the value of no ratio discounts the ratio discount clause shall be used to calculate the ratio of non-conforming fruit.

☐	If the weekly average fruit deliveries exceed the maximum ratio (20.0:1) and individual loads are not higher than 24.0:1, Seller’s total weekly deliveries of all fruit calculated in the weekly average (whether within or outside of maximum ratio specifications) shall be discounted by $0.05 per pound solid. Fruit deliveries with ratios exceeding 24.0:1 or not meeting the minimum ratio specifications, if accepted by Buyer, shall be discounted at Buyer’s sole discretion on a load-by-load basis.

OR, ALTERNATIVELY

☐	On a load-by-load basis, any fruit delivery with a ratio of 22.0:1 to 24.0:1 shall be discounted by $0.05 per pound solid. Fruit deliveries with ratios exceeding 24.0:1 or not meeting the minimum ratio specifications, if accepted by Buyer, shall be discounted at Buyer’s sole discretion on a load-by-load basis.

5. HARVESTING: During the term of this Contract, Buyer shall have the right of ingress and egress to the grove or groves listed in the Contract for the purpose of inspecting, testing, or harvesting and removing the fruit. Seller hereby warrants to Buyer and agrees to certify to Buyer at the time of harvesting of said fruit purchased that any pesticides, herbicides, fungicides and other agricultural chemicals used in the production of said orange crop or to which said orange crop is at any time exposed, have been used and applied in accordance with all applicable local, state and federal laws and regulations including the Federal Worker Protection Standard, and that any applicable waiting period(s) have expired and that it is safe for workers to enter the harvesting area and harvest the orange crop. Responsibility for harvesting and delivering of the fruit in this Contract shall be governed by the box marked below. (Mark the applicable box below.)

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☐	Seller will harvest or will arrange for harvesting of the fruit covered by this Contract. At the time title to fruit passes to Buyer, Buyer will deduct all appropriate fees, charges, costs, etc. outlined in Clauses 4 and/or 6 from amounts owed to Seller.

☒	Buyer, acting as agent for Seller, will arrange with independent contract harvesters for the harvesting of the fruit covered by this Contract. Harvesting will be at Buyer’s direction after the fruit meets Federal and State tests and Buyer’s requirements. At the time Buyer harvests this fruit, Buyer will deduct all actual harvesting costs, including all appropriate fees, charges, costs, etc. outlined in Clauses 4 and/or 6 from amounts owed to Seller. In addition, a fee as determined by Buyer will be assessed to partially offset the cost of the quality assurance in field and contract compliance and harvesting accounting.

6. PAYMENT: Purchase Price. Buyer shall pay the purchase price of the fruit as defined in this Contract minus deductions to Seller two weeks following the week of delivery, and provide Seller therewith an explanation and accounting thereof.

Pricing Adjustments. This Contract and the pricing calculations contained herein are based upon the applicable tariffs, rules, regulations and laws of the Federal, State, and local governmental bodies for fruit purchases and processing as of the date of this Contract. The parties agree that should any of these items change during the pendency of this Contract, the calculated price per pound of solids as provided herein shall also be changed to reflect the economic impact of the change, provided that the change is not offset with an equal compensatory change to the Buyer in another area. In the event the economic impact cannot be agreed upon, the Contract balances may be cancelled by mutual agreement without further liability or obligation upon either party.

Taxes and Industry Assessments. Buyer shall have the right to deduct from any amount otherwise required to be paid hereunder by Buyer to Seller, and Seller shall bear the entire cost of, any applicable grower taxes and industry assessments, including, without limitation, canker taxes and advertising taxes, as authorized and collected pursuant to the laws and regulations of the State of Florida and/or Department of Citrus (Florida Citrus Commission). If Seller is a member of Florida Citrus Mutual, Buyer will deduct applicable membership assessments from payments due under this Contract. If Seller has agreed to the deduction for the Citrus Tariff Preservation Fund, Buyer will deduct applicable assessment from payment due under this Contract.

Other Deductions. Buyer shall also have the right to deduct, withhold, setoff or charge back against any amount otherwise required to be paid hereunder by Buyer to Seller fruit culls (for unwholesome fruit, leaves and limbs, artificial trash, etc.), unloading fees, citrus canker compliance costs, and any re-grading charges imposed by Buyer, in accordance with customary industry standards and practices at Buyer’s discretion.

7. SELLER’S OBLIGATION TO MEET QUALITY AND COMPLIANCE REQUIREMENTS: Seller shall perform all reasonable citrus caretaking and culture practices, generally accepted and approved, for growing the fruit to normal fruit merchantability and maintain such quality until picking. Seller shall refrain from any practice that will cause the fruit to deteriorate in quality or quantity, regardless of type of purchase. Seller hereby warrants to Buyer and agrees to certify to Buyer that any pesticides, herbicides, fungicides and other agricultural chemicals used in the production of said orange crop or to which said orange crop is at any time exposed, have been used and applied in accordance with all applicable local, state and federal laws and regulations including the Federal Worker Protection Standard, and that any applicable waiting period(s) have expired. Seller will cause the fruit to meet solids, acids, ratio and quality standards imposed by applicable State and Federal laws and regulations and Buyer’s individual plant requirements. If Seller fails or refuses to meet the obligation of this paragraph, Buyer may terminate this Contract.

8. OBSTACLES TO PERFORMANCE: Neither Seller nor Buyer shall be liable for any prevention or delay in its performance resulting, in whole or in part, directly or indirectly, from any cause beyond its reasonable control. Such causes may include acts of God, war, fire, freeze, hurricane, tornado, windstorm, strike, labor dispute, embargo, quarantine, governmental restrictions on shipping and movement of fruit, inability to obtain transportation,

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and inability to obtain labor. In the event Seller is unable to pick and remove fruit due to circumstances beyond its control, Buyer shall have the option to do so, and have the right of access, and charge Seller for such service at Buyer’s cost plus a reasonable service fee. Whenever Buyer has the option to pick and remove fruit and is delayed in so doing by circumstances beyond its control, Buyer shall have a reasonable amount of additional time to pick and remove the fruit and the option to release the harvesting responsibilities back to the Seller without further recourse. In the event of a natural calamity (including but not limited to freeze, drought, flood or storm), other sellers under agreement with Buyer may make demands on Buyer for fruit harvesting and/or processing that exceed Buyer’s capabilities. In such event, Seller understands and agrees that Buyer shall allocate harvesting, deliveries and processing capacity, in its sole discretion, in a reasonable manner. Such allocation shall not constitute an inability or refusal by Buyer to perform, or a breach of this Contract.

9. OWNERSHIP WARRANTY: Seller warrants that it has good title, right and authority to sell all of the fruit, free and clear of all liens, encumbrances, and restrictions of any kind, and this shall be a continuing warranty during the term of this Contract. The individual signing this Contract on behalf of Seller represents that he/she has the authority to do so.

10. REMEDIES: Due to the variable, uncertain, and unstable nature of citrus markets, and supply of fruit, Seller and Buyer recognize and agree that a default or a breach in the respective party’s delivery or purchase obligations hereunder will result in damages to the other party that are uncertain and not easily susceptible to proof. It is the intent of Seller and Buyer to liquidate damages in advance of any such default or breach. Accordingly, if Seller fails to deliver the fruit to Buyer or Buyer fails to purchase, pursuant to the terms of this Agreement, the party which has breached its obligations hereunder shall pay to the other party as liquidated damages and not a penalty:

A.	the sum of $2.00 per ninety (90) pound box of fruit not so delivered or purchased, as the case may be;

Or

B.	if greater, in the case of Seller’s failure to deliver the fruit as provided herein, twenty percent (20%) of the price, or equivalent other consideration received by Seller for the transfer, assignment, sale, or delivery of fruit to anyone other than Buyer.

Seller agrees that notwithstanding the foregoing liquidated damages provision, that damages at law will be an insufficient remedy to Buyer, in the event that Seller fails to deliver the fruit to Buyer, and that Buyer shall be entitled, upon application to a Court of competent jurisdiction, to obtain specific performance or injunctive relief to enforce the provisions of this Contract requiring the delivery of the fruit to Buyer, which specific performance or injunctive relief shall be in addition to Buyer’s right to liquidated damages set forth above, and any other rights or remedies available to Buyer, it being the intent of the parties that all remedies specified herein shall be cumulative and in addition to other or further remedies provided by law or equity. Acceptance of any delivery by Buyer after breach of any provision of this Contract by Seller shall not waive any rights or remedies of Buyer as a result of such breach or any subsequent breach. Seller shall be liable for any attorney’s fees incurred by Buyer to enforce its rights under this Contract.

Seller agrees to indemnify and save Buyer harmless from any and all liabilities, loss, cost, fines, penalties, damage or expense, including without limitation, attorney’s fees, arising out of the performance, nonperformance, or any breach by Seller, its employees, crew leaders or subcontractors, of any provision of this Contract.

11. INSURANCE: Seller shall obtain and maintain at all times during the term of this Contract either directly or indirectly through companies or subcontractors reasonably acceptable to Buyer the following types of insurance:

A.	Commercial general liability insurance, including contractual liability, providing for coverage in an amount of at least $1,000,000;

B.	Automobile liability insurance providing for coverage in amounts of at least $100,000 per person, $1,000,000 aggregate for bodily injury, and $300,000 for property damage; and

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C.	Workers’ compensation insurance providing for coverage at statutory limits.

If requested by Buyer, Seller shall have Buyer named as an additional insured on the liability policies of insurance required and provide Buyer with certificates of insurance evidencing such policies of insurance. Without in any way limiting the foregoing requirements, Seller also shall provide Buyer with at least thirty-days (30) written notice prior to any cancellation, non-renewal or material change in such insurance coverage.

12. BOND DISCLAIMER: A bond or certificate of deposit posted with the Florida Department of Agriculture and Consumer Services does not necessarily insure full payment of claims for any non-performance under this Contract.

13. EQUAL EMPLOYMENT OPPORTUNITY: Some of the citrus fruit products sold hereunder may be used on a contract with the Federal Government to which would apply the provisions of the following orders or acts: Section 202 of Executive Order 11246; Section 402 of the Vietnam ERA Veterans Readjustment Act of 1974; and Section 503 of the Rehabilitation Act of 1973; by specific reference, those sections are consequently incorporated herein.

14. TRANSFER/ASSIGNMENT: This Contract may not be assigned or transferred by Seller without the written consent of Buyer. This Contract may be assigned or transferred by Buyer to any third party or successor in interest. In the event of the sale of the groves or change in the identity or ownership of 10% or more of the ownership of the groves or principals or shareholders of Seller (if a partnership, corporation, LLC, etc.), Buyer may either terminate this Contract forthwith without liability to Seller or may enforce this Contract against Seller or its successor in interest.

15. ENTIRE CONTRACT: This Contract constitutes the entire agreement of the parties hereto and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No waiver of the provisions of this Contract shall be deemed or shall constitute a waiver of any other provisions, nor shall any waiver constitute a continuing waiver. This Contract may not be supplemented, altered, modified or amended or otherwise changed except by an instrument in writing signed by the parties hereto. The course of dealing or course of performance between the parties hereto shall not commit either party to duties or obligations, which are not expressly stated by this Contract.

16. GOVERNING LAWS: The laws of the State of Florida will govern this Contract. If any part of this Contract is found to be void or unenforceable, the provisions herein shall be severable and those provisions, which are lawful, shall remain in full force and effect.

SIGNED IN THE PRESENCE OF	SIGNED IN THE PRESENCE OF

CARGILL JUICE NORTH AMERICA, INC.	SELLER: South Fort Meade Land Mgt.

Agent for Buyer:	BY: Parker Keen, Land Manager

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ADDENDUM TO CONTRACT 22059

2005-2006 Season

xxxxxxxxxxxxxxx

*The final delivered price for each variety on this contract will be the greater of either the Minimum Contract Floor Price or the Florida Citrus Mutual Mostly (FCM) Average Final Seasonal Contract Price by variety, per pound solid. (Less first $0.05) Any re-pricing event will be supported by the FCM final publication for Early & /Middle and Valencia season fruit.

Clause 6. PAYMENT clause is hereby amended to read as follows:

6. Purchase Price: Buyer shall pay the Minimum Price of the fruit minus deductions to Grower two weeks following the week of delivery, giving Grower a full explanation and accounting therefore. Buyer will deduct from this payment, costs for unloading fees, canker compliance costs, taxes, and assessments.

SIGNED IN THE PRESENCE OF	SIGNED IN THE PRESENCE OF

CARGILL JUICE NORTH AMERICA, INC.	SELLER: South Fort Meade Land Mgt.

Agent for Buyer	BY: Parker Keen, Land Manager

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FRUIT PURCHASE CONTRACT
Oranges

Seller:	South Fort Meade Land Mgt.	Contract No: 21932
Address:	3989 S. Dixianna Ave.	Date of Contract: August 31, 2005
	Bowling Green, FL 33834	Mutual Member: Yes
Citrus Tariff Fund: Yes

1. This Contract is by and between CARGILL JUICE NORTH AMERICA, INC. of Frostproof, Florida, a Delaware Corporation, hereinafter referred to as “Buyer” and South Fort Meade Land Mgt. hereinafter referred to as “Seller.” Seller agrees to sell and Buyer agrees to buy the following described fruit covering the 2005/2006 crop year.

Variety		Price	Unit	Grove Location
Early and Middle (E/M) Oranges	250,000	$0.85 Floor	Pounds Solids (P.S.)	Polk/Hardee
Valencia Oranges	250,000	$1.00 Floor	Pounds Solids (P.S.)	Polk/Hardee

2. UTILIZATION: Delivery of this fruit shall be scheduled during the 2005/2006 crop year but solely at the discretion of the Buyer. If Seller has more than one fruit purchase contract with Buyer, the delivery of fruit against each contract shall be at Buyer’s sole discretion. Buyer shall direct the delivery of the above fruit to meet the processing schedule of Buyer’s facility at Avon Park and/or Frostproof. If Buyer directs the delivery of the above fruit to any other processing facility, any fruit freight penalty shall be paid or fruit freight premium shall be collected by Buyer based on a mutually agreeable commercial third party transportation company freight rate differential from the grove location to the other processing facility location versus central Florida. The title to all fruit delivered under the terms of this Contract shall pass to Buyer at time of acceptance by the Florida Department of Agriculture Inspection Service. The quantity of fruit to be delivered by Seller shall be governed by one of the following options: (Mark the applicable box below.)

☒	“Production Contract” The entire crop of fruit from the above mentioned grove(s) must be delivered in its entirety. Buyer has the right to reject or accept any fruit not in compliance with the specifications or requirements of this Contract. If fruit is accepted that is not in compliance with the specifications or requirements of this Contract, Buyer may, at its sole discretion make allowances from the Contract price. Notwithstanding anything to the contrary in this Contract, Buyer and Seller shall mutually agree upon the fruit delivery schedule during the final 30 Days of the delivery period hereunder for each variety contracted (the “Final 30 Day Volume”), and Buyer shall not be obligated to purchase hereunder or accept and/or price fruit production exceeding one hundred five percent (105%) of the Final 30 Day Volume for each variety contracted.

OR, ALTERNATIVELY

☐	“Box Contract” Contracted boxes (weight boxes) of fruit meeting the specifications and requirements of this Contract must be delivered in its entirety.

OR, ALTERNATIVELY

☐	“Pound Solids Contract” Contracted pound solids of fruit meeting the specifications and requirements of this Contract must be delivered in its entirety. In the event Seller is unable to complete the delivery of the agreed upon pound solids in the specified crop year, for whatever reason, Buyer will advise Seller of the dollar buyout value of the undelivered pound solids and Seller shall remit to Buyer sufficient funds within five (5) business days. Under a Pound Solids Contract in no event shall Seller be excused from performance of its obligations hereunder on account of any act of God or force majeure cause such as those referenced with regard to Seller’s performance in Clause 8 of this Contract.

3. DESCRIPTION AND PRICE: The unit shall be the standard box, or pound solids, as indicated. Unless otherwise specified, the term “box” shall mean standard weight box of 90 pounds for Early/mid and Valencia. All fruit delivered hereunder shall be of Florida origin, be of sound and merchantable quality, meet all applicable State and Federal laws and regulations and Buyer’s individual plant requirements specified below. Late bloom fruit is excluded from this Contract unless Buyer specifically authorizes delivery of such fruit. Prior to acceptance by the Florida Department of Agriculture Inspection Service, Seller assumes all risks of loss including without limitation, losses due to freeze, cold, hail, fire, hurricane, tornado, windstorm, theft, or other hazard or calamity beyond the control of Buyer.

In the event fruit does not meet the specifications in Paragraphs 3 and/or 4, Buyer may elect but is not obligated to accept fruit not meeting such specifications.

4. SPECIFICATIONS: For the purpose of this Contract, the term “Oranges” shall mean only “Round Oranges” and shall not include Navels, Parson Browns, Ambersweets, Satsumas, Temples, Tangerines and/or Tangelos. Each load of fruit must be fully merchantable at time of delivery and must conform to all applicable laws and regulations, including those dealing with spray and residual tolerances. Seller shall not deliver, and Buyer shall not be obligated to accept delivery of, fruit from citrus canker quarantine zones or fruit that requires special handling. In addition, Buyer may reject any loads containing unwholesome fruit (such as decay, mold, splits, weather damage, plugged, mixed loads (mixing of Early/mid and Valencia varieties) and/or abnormal fruit size (under 1 1/2 inches and over 3 7/8 inches in diameter) which Buyer in its sole discretion deems excessive. Buyer may also reject any loads containing “artificial trash” (including but not limited to: bottles, beverage cans, trash bags, chemical containers, coolers, hydraulic fluid, etc.). In the event Buyer finds any such artificial trash during unloading, Buyer may at its discretion either charge additional culls for cleaning out the artificial trash or reject the load. Each load of oranges delivered under this Contract will have a minimum solids content of 9.5 degrees Brix for Early/mid-season fruit and 10.5 degrees Brix for Valencia fruit. Each load of oranges for all varieties will have a minimum ratio of 12.0:1 and a maximum ratio as defined below by the applicable marked box. Oranges that do not comply with the ratio specifications will be governed by one of the following options: (Mark the applicable box below.)

NO RATIO DISCOUNTS.

Ratio discounts do not apply. For purposes of measuring the value of “No Ratio Discounts” the ratio discount clause shall be used to calculate the ratio of non-conforming fruit.

☐	If the weekly average fruit deliveries exceed the maximum ratio (20.0:1) and individual loads are not higher than 24.0:1, Seller’s total weekly deliveries of all fruit calculated in the weekly average (whether within or outside of maximum ratio specifications) shall be discounted by $0.05 per pound solid. Fruit deliveries with ratios exceeding 24.0:1 or not meeting the minimum ratio specifications, if accepted by Buyer, shall be discounted at Buyer’s sole discretion on a load-by-load basis.

OR, ALTERNATIVELY

☐	On a load-by-load basis, any fruit delivery with a ratio of 22.0:1 to 24.0:1 shall be discounted by $0.05 per pound solid. Fruit deliveries with ratios exceeding 24.0:1 or not meeting the minimum ratio specifications, if accepted by Buyer, shall be discounted at Buyer’s sole discretion on a load-by-load basis.

5. HARVESTING: During the term of this Contract, Buyer shall have the right of ingress and egress to the grove or groves listed in the Contract for the purpose of inspecting, testing, or harvesting and removing the fruit. Seller hereby warrants to Buyer and agrees to certify to Buyer at the time of harvesting of said fruit purchased that any pesticides, herbicides, fungicides and other agricultural chemicals used in the production of said orange crop or to which said orange crop is at any time exposed, have been used and applied in accordance with all applicable local, state and federal laws and regulations including the Federal Worker Protection Standard, and that any applicable waiting period(s) have expired and that it is safe for workers to enter the harvesting area and harvest the orange crop. Responsibility for harvesting and delivering of the fruit in this Contract shall be governed by the box marked below. (Mark the applicable box below.)

☐	Seller will harvest or will arrange for harvesting of the fruit covered by this Contract. At the time title to fruit passes to Buyer, Buyer will deduct all appropriate fees, charges, costs, etc outlined in Clauses 4 and/or 6 from amounts owed to Seller.

☒	Buyer, acting as agent for Seller, will arrange with independent contract harvesters for the harvesting of the fruit covered by this Contract. Harvesting will be at Buyer’s direction after the fruit meets Federal and State tests and Buyer’s requirements. At the time Buyer harvests this fruit, Buyer will deduct all actual harvesting costs, including all appropriate fees, charges, costs, etc. outlined in Clauses 4 and/or 6 from amounts owed to Seller. In addition, a fee as determined by Buyer will be assessed to partially offset the cost of the quality assurance in field and contract compliance and harvesting accounting.

6. PAYMENT: Purchase Price. Buyer shall pay the purchase price of the fruit as defined in this Contract minus deductions to Seller two weeks following the week of delivery, and provide Seller therewith an explanation and accounting thereof.

Pricing Adjustments. This Contract and the pricing calculations contained herein are based upon the applicable tariffs, rules, regulations and laws of the Federal, State, and local governmental bodies for fruit purchases and processing as of the date of this Contract. The parties agree that should any of these items change during the pendency of this Contract, the calculated price per pound of solids as provided herein shall also be changed to reflect the economic impact of the change, provided that the change is not offset with an equal compensatory change to the Buyer in another area. In the event the economic impact cannot be agreed upon, the Contract balances may be cancelled by mutual agreement without further liability or obligation upon either party.

Taxes and Industry Assessments. Buyer shall have the right to deduct from any amount otherwise required to be paid hereunder by Buyer to Seller, and Seller shall bear the entire cost of, any applicable grower taxes and industry assessments, including, without limitation, canker taxes and advertising taxes, as authorized and collected pursuant to the laws and regulations of the State of Florida and/or Department of Citrus (Florida Citrus Commission). If Seller is a member of Florida Citrus Mutual, Buyer will deduct applicable membership assessments from payments due under this Contract. If Seller has agreed to the deduction for the Citrus Tariff Preservation Fund, Buyer will deduct applicable assessment from payment due under this Contract.

Other Deductions. Buyer shall also have the right to deduct, withhold, setoff or charge back against any amount otherwise required to be paid hereunder by Buyer to Seller fruit culls (for unwholesome fruit, leaves and limbs, artificial trash, etc.), unloading fees, citrus canker compliance costs, and any re-grading charges imposed by Buyer, in accordance with customary industry standards and practices at Buyer’s discretion.

7. SELLER’S OBLIGATION TO MEET QUALITY AND COMPLIANCE REQUIREMENTS: Seller shall perform all reasonable citrus caretaking and culture practices, generally accepted and approved, for growing the fruit to normal fruit merchantability and maintain such quality until picking. Seller shall refrain from any practice that will cause the fruit to deteriorate in quality or quantity, regardless of type of purchase. Seller hereby warrants to Buyer and agrees to certify to Buyer that any pesticides, herbicides, fungicides and other agricultural chemicals used in the production of said orange crop or to which said orange crop is at any time exposed, have been used and applied in accordance with all applicable local, state and federal laws and regulations including the Federal Worker Protection Standard, and that any applicable waiting period(s) have expired. Seller will cause the fruit to meet solids, acids, ratio and quality standards imposed by applicable State and Federal laws and regulations and Buyer’s individual plant requirements. If Seller fails or refuses to meet the obligation of this paragraph, Buyer may terminate this Contract.

8. OBSTACLES TO PERFORMANCE: Neither Seller nor Buyer shall be liable for any prevention or delay in its performance resulting, in whole or in part, directly or indirectly, from any cause beyond its reasonable control. Such causes may include acts of God, war, fire, freeze, hurricane, tornado, windstorm, strike, labor dispute, embargo, quarantine, governmental restrictions on shipping and movement of fruit, inability to obtain transportation, and inability to obtain labor. In the event Seller is unable to pick and remove fruit due to circumstances beyond its control, Buyer shall have the option to do so, and have the right of access, and charge Seller for such service at Buyer’s cost plus a reasonable service fee. Whenever Buyer has the option to pick and remove fruit and is delayed in so doing by circumstances beyond its control, Buyer shall have a reasonable amount of additional time to pick and remove the fruit and the option to release the harvesting responsibilities back to the Seller without further recourse. In the event of a natural calamity (including but not limited to freeze, drought, flood or storm), other sellers under agreement with Buyer may make demands on Buyer for fruit harvesting and/or processing that exceed Buyer’s capabilities. In such event, Seller understands and agrees that Buyer shall allocate harvesting, deliveries and processing capacity, in its sole discretion, in a reasonable manner. Such allocation shall not constitute an inability or refusal by Buyer to perform, or a breach of this Contract.

9. OWNERSHIP WARRANTY: Seller warrants that it has good title, right and authority to sell all of the fruit, free and clear of all liens, encumbrances, and restrictions of any kind, and this shall be a continuing warranty during the term of this Contract. The individual signing this Contract on behalf of Seller represents that he/she has the authority to do so.

10. REMEDIES: Due to the variable, uncertain, and unstable nature of citrus markets, and supply of fruit, Seller and Buyer recognize and agree that a default or a breach in the respective party’s delivery or purchase obligations hereunder will result in damages to the other party that are uncertain and not easily susceptible to proof. It is the intent of Seller and Buyer to liquidate damages in advance of any such default or breach. Accordingly, if Seller fails to deliver the fruit to Buyer or Buyer fails to purchase, pursuant to the terms of this Agreement, the party which has breached its obligations hereunder shall pay to the other party as liquidated damages and not a penalty:

A.	the sum of $2.00 per ninety (90) pound box of fruit not so delivered or purchased, as the case may be;

Or

B.	if greater, in the case of Seller’s failure to deliver the fruit as provided herein, twenty percent (20%) of the price, or equivalent other consideration received by Seller for the transfer, assignment, sale, or delivery of fruit to anyone other than Buyer.

Seller agrees that notwithstanding the foregoing liquidated damages provision, that damages at law will be an insufficient remedy to Buyer, in the event that Seller fails to deliver the fruit to Buyer, and that Buyer shall be entitled, upon application to a Court of competent jurisdiction, to obtain specific performance or injunctive relief to enforce the provisions of this Contract requiring the delivery of the fruit to Buyer, which specific performance or injunctive relief shall be in addition to Buyer’s right to liquidated damages set forth above, and any other rights or remedies available to Buyer, it being the intent of the parties that all remedies specified herein shall be cumulative and in addition to other or further remedies provided by law or equity. Acceptance of any delivery by Buyer after breach of any provision of this Contract by Seller shall not waive any rights or remedies of Buyer as a result of such breach or any subsequent breach. Seller shall be liable for any attorney’s fees incurred by Buyer to enforce its rights under this Contract.

Seller agrees to indemnify and save Buyer harmless from any and all liabilities, loss, cost, fines, penalties, damage or expense, including without limitation, attorney’s fees, arising out of the performance, nonperformance, or any breach by Seller, its employees, crew leaders or subcontractors, of any provision of this Contract.

11. INSURANCE: Seller shall obtain and maintain at all times during the term of this Contract either directly or indirectly through companies or subcontractors reasonably acceptable to Buyer the following types of insurance:

A.	Commercial general liability insurance, including contractual liability, providing for coverage in an amount of at least $1,000,000;

B.	Automobile liability insurance providing for coverage in amounts of at least $100,000 per person, $1,000,000 aggregate for bodily injury, and $300,000 for property damage; and

C.	Workers’ compensation insurance providing for coverage at statutory limits.

If requested by Buyer, Seller shall have Buyer named as an additional insured on the liability policies of insurance required and provide Buyer with certificates of insurance evidencing such policies of insurance. Without in any way limiting the foregoing requirements, Seller also shall provide Buyer with at least thirty-days (30) written notice prior to any cancellation, non-renewal or material change in such insurance coverage.

12. BOND DISCLAIMER: A bond or certificate of deposit posted with the Florida Department of Agriculture and Consumer Services does not necessarily insure full payment of claims for any non-performance under this Contract.

13. EQUAL EMPLOYMENT OPPORTUNITY: Some of the citrus fruit products sold hereunder may be used on a contract with the Federal Government to which would apply the provisions of the following orders or acts: Section 202 of Executive Order 11246; Section 402 of the Vietnam ERA Veterans Readjustment Act of 1974; and Section 503 of the Rehabilitation Act of 1973; by specific reference, those sections are consequently incorporated herein.

14. TRANSFER/ASSIGNMENT: This Contract may not be assigned or transferred by Seller without the written consent of Buyer. This Contract may be assigned or transferred by Buyer to any third party or successor in interest. In the event of the sale of the groves or change in the identity or ownership of 10% or more of the ownership of the groves or principals or shareholders of Seller (if a partnership, corporation, LLC, etc.), Buyer may either terminate this Contract forthwith without liability to Seller or may enforce this Contract against Seller or its successor in interest.

15. ENTIRE CONTRACT: This Contract constitutes the entire agreement of the parties hereto and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No waiver of the provisions of this Contract shall be deemed or shall constitute a waiver of any other provisions, nor shall any waiver constitute a continuing waiver. This Contract may not be supplemented, altered, modified or amended or otherwise changed except by an instrument in writing signed by the parties hereto. The course of dealing or course of performance between the parties hereto shall not commit either party to duties or obligations which are not expressly stated by this Contract.

16. GOVERNING LAWS: The laws of the State of Florida will govern this Contract. If any part of this Contract is found to be void or unenforceable, the provisions herein shall be severable and those provisions, which are lawful, shall remain in full force and effect.

2005/2006 CROP YEARS

FLOOR WITH RISE TO FUTURES ADDENDUM

CONTRACT # 21932

PRICING- The price of fruit delivered against this Contract will be either a “Minimum Price” of $0.85 for Early and Middle (E/M) season fruit and a “Minimum Price” of $1.00 for Valencia (Val) with a choice of one following component: rise to futures pricing whichever is greater as outlined in Paragraph II or juice sales whichever is greater as outlined in Paragraph III.

II.	FUTURES PRICING- Basis New York Cotton Exchange (NYCE) Frozen Concentrated Orange Juice (FCOJ) futures contract. Pricing - Grower will fix the fruit price of E/M season fruit at anytime between December 1st. through January 30th. The Seller has the option to lock in the rise option basis the March (OJH06) futures contract less $0.10 (E/M fruit basis) per pound solid gross delivered to the plant. Grower will fix the fruit price of Val season fruit at anytime between March 1st. and April 30th. The Seller has the option to lock in the rise option basis May (OJK06) futures contract less $0.04 (Val fruit basis) per pound solid gross delivered to the plant.

III.	JUICE SALES PRICING- basis the weighted average net bulk price of all Frozen Concentrated Juice (FCOJ) and Not from Concentrate (NFC) sales made by Buyer to it’s customers during the period September of the current crop year through August of the following year FOB Buyer’s plant(s) expressed in dollars per pound solid, less $0.10 for E/M and $0.04 for Val.